UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018

PennyMac Financial Services, Inc.

(formerly known as New PennyMac Financial Services, Inc.)

(Exact Name of Registrant as Specified in Charter)

Delaware		83-1098934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3043 Townsgate Road Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 224-7442

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As discussed below, in connection with the Closing (defined below) of the Reorganization (defined below), New PennyMac Financial Services, Inc. has been renamed PennyMac Financial Services, Inc. and is referred to in this Form 8-K as the “Successor.”  Pursuant to the Reorganization, the Successor has 100% control over PNMAC Holdings, Inc., formerly known as PennyMac Financial Services, Inc. (the “Predecessor”), and the Predecessor is now a wholly-owned subsidiary of the Successor.  The Successor now conducts all of the operations that were conducted by the Predecessor prior to the Closing of the Reorganization.  The Successor’s shares of common stock trade on the NYSE under the ticker symbol “PFSI.”

Item 1.01 Entry Into a Material Definitive Agreement.

Certain Relationships with Related Parties

On November 1, 2018, BlackRock Mortgage Ventures, LLC (“BlackRock”) and HC Partners, LLC (“Highfields”) beneficially held approximately 21% and 26%, respectively, of the shares of the Successor’s common stock and each held rights to nominate up to two individuals for election to the Successor’s board of directors.  Further, in connection with the Closing of the Reorganization, Messrs. Matthew Botein and Mark Wiedman were appointed to the Successor’s board of directors as the designees of BlackRock and Mr. Wiedman is affiliated with entities that are affiliated with BlackRock.  In addition, in connection with the Closing of the Reorganization, Mr. Joseph Mazzella was appointed to the Successor’s board of directors as the designee of Highfields and is unaffiliated with entities that are affiliated with Highfields.

The disclosure under the heading “Certain Relationships with Related Parties” is incorporated by reference into the below disclosures under the other headings of this Item 1.01.

Fifth Amended and Restated Limited Liability Company Agreement

On November 1, 2018, in connection with the Closing of the Reorganization, the Predecessor, the Successor, and Private National Mortgage Acceptance Company, LLC (“PNMAC”) entered into the Fifth Amended and Restated Limited Liability Company Agreement of PNMAC (the “LLC Agreement”).

Pursuant to the LLC Agreement, among other things, the Successor became the managing member of PNMAC and succeeded to all of the rights, obligations, and authority incident to being the managing member and, further, certain provisions of the former limited liability company agreement of PNMAC applicable to former PNMAC members, including BlackRock, Highfields, and certain employees of the Predecessor, were removed as such provisions were no longer applicable following the Reorganization.

The foregoing description of the LLC Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the LLC Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Amended and Restated Stockholder Agreements

Previously, the Predecessor had entered into separate stockholder agreements with each of BlackRock and Highfields that provided each of them with certain rights.  On November 1, 2018, in connection with the Closing of the Reorganization, the Predecessor, the Successor, and each of BlackRock and Highfields entered into separate amended and restated stockholder agreements (the “Stockholder Agreements”).

Pursuant to the Stockholder Agreements, each of BlackRock or Highfields have the right to nominate two individuals for election to the Successor’s board of directors as long as each of BlackRock or Highfields, together with their respective affiliates, holds at least 15% of the voting power of the common stock of the Successor, and the right to nominate one individual for election to the Successor’s board of directors as long as each of BlackRock or Highfields, together with their respective affiliates, holds at least 10% of the voting power of the common stock of the Successor.  The Successor, in turn, is obligated to use its best efforts to ensure that these nominees are elected.

In addition, these Stockholder Agreements provide that each of BlackRock and Highfields, as long as each of them is entitled to nominate at least one individual for election to the board of directors of the Successor and at least one nominee thereof is then serving on the board of directors of the Successor, is entitled to have one nominee serve as a member on each committee and subcommittee of the board of directors of the Successor.  As long as those nominees are qualified to serve on such committee or subcommittee under the laws and regulations applicable to the Successor, including without limitation the applicable independence standards, the Successor’s board of directors will appoint them as members of such committee or subcommittee upon request. These Stockholder Agreements provide that neither the Successor’s certificate of incorporation nor the Successor’s bylaws, as in effect from time to time, may be amended in any manner that is adverse to BlackRock, Highfields or their respective affiliates without the consent of BlackRock or Highfields, as applicable, as long as either of them, together with each of their affiliates, holds at least 5% of the voting power of the Successor’s outstanding capital stock.

The foregoing description of the Stockholder Agreements does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Stockholder Agreements, copies of which are filed as Exhibit 10.2 and 10.3, respectively, hereto and are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On November 1, 2018, in connection with the Closing of the Reorganization, the Successor entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) with the Predecessor and certain holders defined therein to provide for the assumption by the Successor of the Predecessor’s obligations under the Registration Rights Agreement.  Pursuant to the Registration Rights Agreement, BlackRock, Highfields and certain of their permitted transferees have the right, under certain circumstances and subject to certain restrictions, to require the Successor to file a registration statement for the resale of shares of common stock of the Successor held by them.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Tax Receivable Agreement

On May 8, 2013, the Predecessor, PNMAC, and certain owners of PNMAC entered into a Tax Receivable Agreement (the “Tax Receivable Agreement”), whereby the Predecessor agreed to pay from time to time to certain owners of PNMAC 85% of the amount of the net tax benefits, if any, that the Predecessor is deemed to realize under certain circumstances as a result of (i) increases in tax basis resulting from exchanges of Class A units of PNMAC for shares of Class A Common Stock of the Predecessor and (ii) certain other tax benefits related to the Predecessor entering into the Tax Receivable Agreement.

Following the Closing of the Reorganization, the Successor succeeded to certain obligations under the Tax Receivable Agreement and, therefore, is the top-level parent entity and the corporate taxpayer who will make payments under the Tax Receivable Agreement to those certain prior owners of PNMAC who effected exchanges of Class A units of PNMAC for Class A common stock of the Predecessor prior to the completion of the Reorganization.  Any prior owners of PNMAC who did not complete such exchanges prior to the Closing of the Reorganization, or prior owners that only completed such exchanges with respect to some of their Class A units of PNMAC, will not be entitled to any future payments under the Tax Receivable Agreement in respect of any Class A units not exchanged prior to the Closing.

The foregoing description of the Tax Receivable Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Tax Receivable Agreement, a copy of which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure under Items 3.03 and 5.01 of this Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The Successor’s New Certificate of Incorporation and Bylaws

On October 31, 2018, in anticipation of the Closing of the Reorganization and becoming the publicly-held and public-reporting entity, the Successor adopted the Amended and Restated Certificate of Incorporation which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

In connection with the Closing of the Reorganization, the Successor adopted (i) on November 1, 2018 the Certificate of Amendment to the Amended and Restated Certificate of Incorporation which changed the name of the Successor from New PennyMac Financial Services, Inc. to PennyMac Financial Services, Inc., and (ii) October 31, 2018 the Amended and Restated Bylaws; both of which are filed as Exhibit 3.2 and 3.3, respectively, hereto and incorporated herein by reference.

Further, on November 1, 2018 as a result of the Closing, holders of the Predecessor’s Class A common stock became holders of the Successor’s common stock.  Therefore, the constituent instruments defining the rights of holders of common stock of the Successor are the Successor’s Amended and Restated Certificate of Incorporation, as amended by the Certificate of Amendment, and Amended and Restated Bylaws (collectively, the “Successor’s Instruments”).

For a discussion of the constituent instruments defining the rights of holders of the Successor’s common stock, please refer to the Successor’s Instruments and the disclosure under the headings “Description of New PennyMac Capital Stock” and “Comparative Rights of Holders of New PennyMac Common Stock and Existing PennyMac Common Stock” in the Successor’s prospectus dated September 18, 2018 and filed pursuant to Rule 424(b)(3) (File No. 333-226531) with the SEC on September 18, 2018; such disclosure is incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant.

Closing of the Reorganization Transaction

On November 1, 2018, the following transactions contemplated by a Contribution Agreement and Plan of Merger dated August 2, 2018 (the “Reorganization Agreement”) were completed (the “Closing”) which caused a change in control of the Successor and effectuated the Reorganization:

•                  New PennyMac Merger Sub, LLC (“Merger Sub”) merged with the Predecessor with the Predecessor surviving the merger as a wholly-owned subsidiary of the Successor;

•                  Shares of Class A common stock of the Predecessor were converted on a one-for-one basis into shares of common stock of the Successor;

•                  Shares of Class B common stock of the Predecessor were cancelled for no consideration;

•                  The contributors listed in the exhibits to the Reorganization Agreement exchanged all of their Class A units of PNMAC on a one-for-one basis for shares of common stock of the Successor; and

•                  The Successor assumed the Predecessor’s existing equity incentive plan such that the terms in effect prior to the Reorganization under each outstanding equity incentive award assumed by the Successor will continue in full force and effect after the Reorganization, except that shares of Class A common stock reserved under the Predecessor’s plans and issuable under each such award will be replaced by shares of common stock of the Successor.

The following “Reorganization” occurred as a result of the Closing:

•                  The Successor has 100% control over the Predecessor, is the publicly-held and public-reporting SEC registrant pursuant to paragraphs (a) and (f) of Rule 12g-3 of the Exchange Act, and now conducts all of the operations previously conducted by the Predecessor;

•                  The Successor’s shares of common stock trade on the NYSE under the same ticker symbol, “PFSI,” as the Predecessor’s former ticker symbol and the Successor’s class of common stock is deemed registered under Section 12(b) of the Exchange Act; and

•                  The Predecessor’s “Up-C” structure and dual class of common stock were eliminated and, now, all of the stockholders of the Successor hold a single class of common stock.

The Reorganization was intended to be treated as an integrated transaction that qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and/or a transfer described in Section 351(a) of the Code.

The foregoing description of the Reorganization Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Reorganization Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The disclosure under Item 1.01 of this Form 8-K under the heading “Amended and Restated Stockholders Agreements” and “Certain Relationships with Related Parties” is incorporated herein by reference.

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

New Board of Directors and New Committees of the Board of Directors

On November 1, 2018, in connection with the Closing of the Reorganization:

•                  Jeffrey P. Grogin and Derek W. Stark resigned from the Successor’s board of directors; and

•                  Stanford L. Kurland, David A. Spector, Anne D. McCallion, Matthew Botein, James K. Hunt, Patrick Kinsella, Joseph Mazzella, Farhad Nanji, Theodore W. Tozer, Mark Wiedman, and Emily Youssouf were elected and appointed to the Successor’s board of directors.

Further, on November 1, 2018 in connection with the Closing, the following directors were appointed to the board committees of the Successor listed below:

•                  Audit Committee: Patrick Kinsella (Chairman), Theodore W. Tozer, and Emily Youssouf

•                  Compensation Committee: Matthew Botein (Chairman), James K. Hunt, and Farhad Nanji

•                  Governance and Nominating Committee: James K. Hunt (Chairman), Joseph Mazzella, and Mark Wiedman

•                  Finance Committee: Matthew Botein, James K. Hunt, and Farhad Nanji (Chairman)

•                  Related-Party Matters Committee: Patrick Kinsella, Joseph Mazzella (Chairman), Mark Wiedman, and Emily Youssouf

•                  Risk Committee: Patrick Kinsella, Theodore W.Tozer, Mark Wiedman (Chairman), and Emily Youssouf

The disclosure under the heading “Certain Relationships with Related Parties” is incorporated by reference into this Item 5.02.

Appointment of New Officers

On November 1, 2018, in connection with the Closing of the Reorganization:

•                  David A. Spector, Andrew S. Chang, and Gregory L. Hendry were removed without cause as principal executive officer, principal financial officer, and principal accounting officer of the Successor, respectively; and

•                  The following individuals were appointed to the positions of the Successor listed below:

Individual	Position
Stanford L. Kurland	Executive Chairman
David A. Spector	President and Chief Executive Officer (Principal Executive Officer)
Anne D. McCallion	Senior Managing Director and Chief Enterprise Operations Officer
Andrew S. Chang	Senior Managing Director and Chief Financial Officer (Principal Financial Officer)
Vandad Fartaj	Senior Managing Director and Chief Capital Markets Officer
Douglas E. Jones	Senior Managing Director and Chief Mortgage Banking Officer
David M. Walker	Senior Managing Director and Chief Risk Officer
Gregory L. Hendry	Chief Accounting Officer (Principal Accounting Officer)

Assignment and Assumption of Indemnification Agreements, Employment Agreements, and Equity Incentive Plan

On November 1, 2018, in connection with the Closing of the Reorganization, the Predecessor assigned to the Successor, and the Successor assumed from the Predecessor and agreed perform, all of the Predecessor’s obligations under:

•                  all indemnification agreements that were effective immediately prior to the Closing with individuals who were members of the Predecessor’s board of directors immediately prior to the Closing, and

•                  all existing employment agreements and offer letters with each officer of the Predecessor.

Further, on November 1, 2018 in connection with the Closing, the Successor assumed the Predecessor’s equity incentive plan, including all performance share awards, restricted share awards, restricted stock units, and other incentive awards covering shares of the Predecessor’s Class A common stock, whether vested or not vested, that were outstanding under such plan prior to the Closing. The same number of shares reserved under such plan were reserved by the Successor prior to the closing, and the terms and conditions that were in effect immediately prior to the Closing under each outstanding incentive award assumed by the Successor will continue in full force and effect after the Closing, except that the shares of Class A common stock reserved under the plans and issuable under each such awards will be replaced by shares of common stock of the Successor.

Other Information

Please refer to the sections titled “Proposal I — Election of Directors,” “Executive Officers and Executive Compensation,” and “Certain Relationships and Related Transactions” (and other applicable sections) in the Predecessor’s definitive proxy statement filed on April 17, 2018 for additional information required by Item 5.02 of this Form 8-K; and such disclosure is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure under Item 3.03 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Contribution Agreement and Plan of Merger, dated as of August 2, 2018, by and among PennyMac Financial Services, Inc., New PennyMac Financial Services, Inc., New PennyMac Merger Sub, LLC, Private National Mortgage Acceptance Company, LLC, and the Contributors identified therein (incorporated herein by reference to Exhibit 2.1 to the Form S-4/A filed by the Successor on September 12, 2018).

3.1	Amended and Restated Certificate of Incorporation.
3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.
3.3	Amended and Restated Bylaws.
10.1	Fifth Amended and Restated Limited Liability Company Agreement of Private National Mortgage Acceptance Company, LLC.
10.2	Amended and Restated Stockholder Agreement with BlackRock.
10.3	Amended and Restated Stockholder Agreement with Highfields.
10.4	Amended and Restated Registration Rights Agreement.
10.5

Tax Receivable Agreement, dated as of May 8, 2013, between the Predecessor, Private National Mortgage Acceptance Company, LLC and the unitholders from time to time party thereto (incorporated herein by reference to Exhibit 10.3 to the Form 8-K filed by the Predecessor on May 14, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2018	PENNYMAC FINANCIAL SERVICES, INC. (f/k/a New PennyMac Financial Services, Inc.)

	By:	/s/ Andrew S. Chang
Andrew S. Chang
Senior Managing Director and Chief Financial Officer